SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NEUROKINE PHARMACEUTICALS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:  N/A

(2)  Aggregate number of securities to which transaction applies:  N/A

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

(4)  Proposed maximum aggregate value of transaction:  N/A

(5)  Total fee paid:  N/A

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:  N/A

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(4)  Date Filed: N/A

NEUROKINE PHARMACEUTICALS INC.
1275 West 6th Avenue
Vancouver, British Columbia  V6H 1A6

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2014 at 10:00 a.m. (Pacific Time)

NOTICE IS HEREBY GIVEN that Neurokine Pharmaceuticals Inc., a British Columbia corporation, will hold an annual and special meeting of stockholders on Tuesday, June 3, 2014 at 10:00 a.m. (local time) at 400 - 570 Granville Street, Vancouver, British Columbia V6C 3P1 (the "Meeting").  The Meeting is being held for the following purposes:

1.

to elect Ahmad Doroudian, Maziar Badii, and Richard Azani to serve as directors of our company;

2.

to ratify the appointment of Sadler Gibb & Associates, LLC as our independent public accounting firm for the year ending January 31, 2015;

3.

to conduct an advisory vote on the compensation of our company's Named Executive Officers (the "Say-on-Pay Proposal");

4.

to conduct an advisory vote on the frequency of future advisory votes on the compensation of our company's Named Executive Officers (the "Say-When-on-Pay Proposal");

5.

to approve an amendment to our Articles of Incorporation to increase the authorized number Common Shares from 200,000,000 Common Shares, without par value to an unlimited number of Common Shares, without par value (the "Amendment"); and

6.

to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on April 24, 2014 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.  At the Meeting, each holder of record of Common Shares, will be entitled to one vote per Common Share held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated:  April 28, 2014.

By Order of the Board of Directors,

/s/Ahmad Doroudian
Ahmad Doroudian
Director

IMPORTANT:  Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

NEUROKINE PHARMACEUTICALS INC.
1275 West 6th Avenue
Vancouver, British Columbia  V6H 1A6

Proxy Statement for the Annual and Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual and Special Meeting of Stockholders (the "Meeting") to be held on June 3, 2014 at 10:00 a.m. (local time) at 400 - 570 Granville Street, Vancouver, British Columbia, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting.  We intend to mail this proxy statement and accompanying proxy card on or about May 2, 2014 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "Neurokine" refer to Neurokine Pharmaceuticals Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of Common Shares, (the "Common Shares") as of the close of business on April 24, 2014 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Shares at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting.  At the Meeting, each of the Common Shares represented will be entitled to one (1) vote on each matter properly brought before the Meeting.  As of April 24, 2014, the record date, there were 73,267,073 Common Shares issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum.  Under our bylaws, a quorum is two persons, present and being, or representing by proxy, members holding not less than one-twentieth of the shares which may be voted at the Meeting.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope.  If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 5 and, at their discretion, on any other matters that may properly come before the Meeting.  The Board knows of no other business that will be presented for consideration at the Meeting.  In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301 Clearwater, FL 33760, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on April 24, 2014 record date are entitled to one (1) vote for each Common Share held on all matters to be voted upon at the Meeting.  You may vote in person or by completing and mailing the enclosed proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of Common Shares can be recognized and acted upon at the Meeting.  If the Common Shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those Common Shares will not be registered in the stockholder's name on the records of our company.  Such Common Shares will more likely be registered under the names of the stockholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).  Beneficial stockholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their Common Shares are voted at the Meeting.  The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company.  However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada).  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote Common Shares directly at the Meeting - the proxy must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although a beneficial stockholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our Meeting as proxyholder for the registered stockholder and vote the Common Shares in that capacity.  Beneficial stockholders who wish to attend at the Meeting and indirectly vote their Common Shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at the Meeting and vote his or her Common Shares.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  An abstention is counted as a vote against that proposal.  Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum.  A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal.  A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding Common Shares in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Shares.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to directors, officers or other regular employees for such services.  To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $8,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since January 31, 2013, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.

any director or officer of our company;

2.

any proposed nominee for election as a director of our company; and

3.

any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of April 24, 2014, we had a total of 73,267,073 Common Shares issued and outstanding.

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of Shares by each stockholder known by us to be the beneficial owner of more than 5% of our Shares and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the Shares, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the Shares, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Dr. Ahmad Doroudian 4172 Doncaster Way Vancouver BC V6 1V9	42,769,784(2) Common	57.36%
Dr. Maziar Badii 3536 SW Marine Drive Vancouver BC V6N 3Z2	500,000 Common	0.71%
Richard Azani 10300 Chemin Cote de Liesse, Lachine, PQ, Canada, H8T 1A3	Nil	Nil
Moira Ong 2392 Lawson Avenue West Vancouver, BC V7V 2E6	Nil	Nil
Dr. Hamid Doroudian General Stefan Burileanu #2 Bloc 11i, Building 2, Apt. 26 Bucharest, Romania, 014194	Nil	Nil
Directors and Executive Officers as a Group	43,269,784	58.0.%
Dr. Hassan Salari 1517 West 58th Avenue Vancouver BC V6P 1W6	8,577,580(3) Common	11.55%
Sandra E. Hamman Rue Du Jura, 60 N415 1180 Rolle	5,000,000	6.82%
Penny Green Suite 1820 – 925 West Georgia Street Vancouver BC V6C 3L2	6,094,384(4)	10.25%

(1)

Based on 73,267,073 Common Shares issued and outstanding as of April 24, 2014.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the Common Shares listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes 37,469,784 shares owned by Dr. Ahmad Doroudian, 2,000,000 shares owned by Khadija Zerouali, the spouse of Dr. Ahmad Doroudian, and 2,000,000 shares owned by Kinwa Pharma International Company Ltd., a company over which Dr. Ahmad Doroudian and Ms. Zerouali have shared voting and investment power and 800,000 options to purchase shares at $0.005 for a period of five years from May 25, 2010 and 500,000 warrants to purchase shares at $0.005 for a period of five years from July 30, 2010.

(3)

Includes 6,413,790 shares owned by Hassan Salari, 1,163,790 shares owned indirectly by Hassan Salari in the name of Francine Salari and 1,000,000 warrants to purchase shares at $0.005 for a period of five years from July 30, 2010.

(4)

Includes 2,984,600 shares owned by Penny Green, 700,000 shares owned by Ashford Capital Corp., a company over which Ms. Green has sole voting and investment power, 3,019,784 shares owned by Bacchus Filings Inc., a company over which Ms. Green has sole voting and investment power.   500,000 unissued shares underlying warrants owned by Penny Green and 300,000 unissued shares underlying warrants owned by Ashford Capital Corp.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

Our entire board of directors is responsible for setting and administering policies that govern executive salaries, cash bonus awards and equity incentive awards and approves the annual compensation, including equity grants for our company's executive officers.

Our compensation programs are designed to award our named executive officers for their contributions to our company's achievements aimed at long-term strategic management and enhancement of stockholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Executive compensation is reviewed by our board of directors on an annual basis.

The particulars of the compensation paid to the following persons:

b)

our principal executive officer;

c)

each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended January 31, 2013 and 2012; and

d)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended January 31, 2013 and 2012, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Hamad Doroudian(1) President, Chief Executive Officer and Secretary	2013 2012	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Moira Ong(2) Chief Financial Officer	2013 2012	Nil 5,902	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil 5,902
Ahmad Doroudian(3) Director and Former President, Chief Executive Officer and Secretary	2013 2012	Nil 5,675	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil 5,675

1.

Dr. Hamid Doroudian was appointed president, chief executive officer and director of our company on August 30, 2011.

2.

Ms. Ong was appointed chief financial officer on December 26, 2010.

3.

Dr. Ahmad Doroudian was appointed president, chief executive officer and director of our company on September 17, 2007 and as secretary on March 30, 2011.  Dr. Doroudian resigned as president, chief executive officer and secretary on August 30, 2011.

Other than as set out below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

Stock Option Grants to our Named Executive Officers

Currently, we do not have a stock option plan in favor of any director, officer, consultant or employee of our company.

Outstanding Equity Awards at Fiscal Year End

The particulars of unexercised options, stock that have not vested and equity incentive plan awards for our named executive officers are set out in the following table:

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Stock Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dr. Ahmad Doroudian (1)	800,000	Nil	800,000	0.005	May 25, 2015	Nil	N/A	N/A	N/A

1.

Dr. Ahmad Doroudian was appointed president, chief executive officer and director of our company on September 17, 2007 and as secretary on March 30, 2011. Dr. Doroudian resigned as president, chief executive officer and secretary on August 30, 2011.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options exercised, by any named executive officers during the years ended January 31, 2013 or 2012.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase our Common Shares as awarded by our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Meeting and any adjournments thereof.  It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under "Nominees for Director" unless authority to vote in the election of directors is withheld on each proxy.  Each nominee is currently a member of the Board of Directors.  Each duly elected director will hold office until the next Meeting of Stockholders or until their successor shall have been elected and qualified.  Although the Board of Directors of our company does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our Articles provide for our board of directors to consist of at least three directors. Each director is elected by a plurality of votes at each annual meeting.  We currently operate with a board of directors consisting of three directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Dr. Ahmad Doroudian, Dr. Maziar Badii and Richard Azani.

Our board of directors unanimously recommends a vote "FOR" the nominees: Dr. Ahmad Doroudian, Dr. Maziar Badii and Richard Azani.  The election of director will require the approval of stockholders holding at least a majority of our Common Shares entitled to vote at the Meeting.

For further information, please refer to the heading below "Nominees for Director".

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of our company’s directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Position Held with the Company	Age	Date First Elected or Appointed	Other Directorships with Public Companies
Dr. Ahmad Doroudian	Director	53	September 17, 2007	Vansen Pharma Inc.
Dr. Maziar Badii	Director	44	June 19, 2009	--
Richard Azani	Director	55	March31, 2011	--

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Ahmad Doroudian, PhD, Director

Dr. Ahmad Doroudian was appointed as our president, chief executive officer, chief financial officer, and director on September 17, 2007 and as Secretary on March 31, 2011. Dr. Doroudian resigned as president, chief executive officer and secretary on August 30, 2011.  Dr. Doroudian remains as a director of our company.

Dr. Doroudian is the founder and former Chief Executive Officer and Vice Chairman of Merus Labs International Inc., a Nasdaq/TSX listed company. Dr. Doroudian is currently the President and a Director of Vansen Pharma Inc. a company quoted on the OTCQB He and served as the President of Rayan Pharma Inc., an exporter of pharmaceuticals to Eastern Europe, from March 2003 to April 2007. From November 2003 to March 2004, Dr. Doroudian was the Vice Chairman of PanGeo Pharma Inc., a TSX listed company (now PendoPharm, a division of Pharmascience Inc.) and he served as CEO, Chairman and Director of PanGeo from April 1996 to November 2003. Dr. Doroudian has been involved with early stage financing and management of private and publicly listed companies since 1996. Dr. Doroudian holds a Bachelors Degree in Biochemistry and a Masters Degree and Ph.D. in Biopharmaceutics from the University of British Columbia.  Dr. Ahmad Doroudian is the brother of Dr. Hamid Doroudian.

Maziar Badii, MD, FRCP, Director

Dr. Maziar Badii was appointed to our board of directors on June 19, 2009. Dr. Badii is a specialist in rheumatology, degenerative disc disease, and spinal disorders.

For the past five years, Dr. Badii has practiced rheumatology and spine medicine at Vancouver General Hospital in British Columbia. He is also an associate clinical professor in the Spine Division, Department of Orthopedics, at the University of British Columbia. He specializes in the treatment of neck and back pain. His areas of clinical interest encompass non-surgical management of neck pain, back pain, and sciatica; management of osteoporosis including vertebral compression fractures and vertebroplasty; emerging medical treatments for back pain such as Botox and "biologic" therapies; as well as spinal injections for neck and back pain. Dr. Badii completed medical school, internal medicine, and rheumatology training at the University of British Columbia. He has an active practice and is a research scientist at The Arthritis Research Centre of Canada, engaging in musculoskeletal and spinal research.

Dr. Badii is a former director of Injury and Disability Prevention at the Occupational Health and Safety Agency for Healthcare (OHSAH) in British Columbia and a fellow with the Royal College of Physicians and Surgeons of Canada and the Canadian Rheumatology Association.

Richard Azani, Director

Richard Azani was appointed to our board of directors on March 30, 2011.

Since March 2010, Richard Azani has been the president, chief executive officer, chief financial officer and director of A5 Laboratories, Inc.

He also has been the president and chief executive officer of Vida Nutra Pharma since 2003. From 1996 to 2006 Mr. Azani was the president and chief executive officer of Actilab Pharma Inc. and from 1994 to 1996, he was the vice-president of Analex Laboratory.

Richard Azani received his B.Sc. in biochemistry and analytical chemistry and his M.Sc. in structural determination of protein using N.M.R. and X-ray at the University of Toulouse – France. Mr. Azani also received his Ph.D. at the University of Toulouse – France and his Post-Doctorate at McGill University – Montreal Canada.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors held formal meetings during the year ended January 31, 2013 and all other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Business Corporations Act (British Columbia) and our Articles, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Audit Committee

Our audit committee consists of Dr. Ahmad Doroudian and Dr. Maziar Badii.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that none of our the members of our audit committee qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of audit committee and our entire board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Nominating Committee

We do not have a Nominating Committee, our entire board of director performs the functions of a Nominating Committee and oversees the process by which individuals may be nominated to our board of directors.

The current size of our board of directors does not facilitate the establishment of a separate committee.  We hope to establish a separate Nominating Committee consisting of independent directors, if the number of our directors is expanded.

Compensation Committee

We do not have a compensation committee, our entire board of director performs the functions of a Compensation Committee and oversees the process by which our named executive officers and directors are compensated.

Family Relationships

Dr. Ahmad Doroudian, a director of our company, is the brother of Dr. Hamid Doroudian, our company’s president, chief executive officer and secretary. There are no other family relationships between any of our other directors, executive officers and proposed directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.

been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

Effective April 20, 2011, our company's board of directors adopted a Code of Business Conduct and Ethics that applies to, among other persons, members of our board of directors, our company's officers including our president, chief executive officer and chief financial officer, employees, consultants and advisors. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

3.

compliance with applicable governmental laws, rules and regulations;

4.

the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

5.

accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our company's Senior Officers commit to timely, accurate and consistent disclosure of information; that they maintain confidential information; and that they act with honesty and integrity.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly Senior Officers, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal and state securities laws. Any senior officer who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to our company. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Business Conduct and Ethics by another.

The Code was included as an exhibit to our annual report on Form 10-K filed with the SEC on May 11, 2011. We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to: Neurokine Pharmaceuticals Inc., 1275 West 6th Avenue, Vancouver, British Columbia V6H 1A6.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Our common stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, our officers, directors, and principal stockholders are not subject to the beneficial ownership reporting requirements of Section 16(a) of the Exchange Act.

Transactions with Related Director Independence

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our Common Shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended January 31, 2013, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

Director Independence

We currently act with three directors, consisting of Dr. Ahmad Doroudian, Dr. Maziar Badii and Richard Azani. We have determined that Dr. Maziar Badii and Richard Azani each qualify as an "independent director" as defined in NASDAQ Marketplace Rule 4200(a)(15).

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITOR

Stockholder ratification of the appointment of Sadler Gibb & Associates, LLC as our independent auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Sadler Gibb & Associates, LLC to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and its stockholders.

Our board of directors has considered and determined that the services provided by Sadler Gibb & Associates, LLC are compatible with maintaining the principal accountant’s independence.

Representatives of Sadler Gibb & Associates, LLC are not expected to be present at the Meeting.

Our board of directors unanimously recommends a vote "FOR" the ratification of the appointment of Sadler Gibb & Associates, LLC as our independent auditors for the ensuing fiscal year.

The following table sets forth the fees billed to the company for professional services rendered by the company's independent registered public accounting firm, for the years ended January 31, 2013 and 2012:

Services	2013 $	2012 $
Audit fees	18,00	18,700
Tax fees	5,000	Nil
Audit related fees	Nil	Nil
All other fees	Nil	Nil

Total fees	23,000	18,700

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

We do not use Sadler Gibb & Associates, LLC, for financial information system design and implementation.  These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers.  We do not engage Sadler Gibb & Associates, LLC to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Sadler Gibb & Associates, LLC is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

1.

approved by our audit committee (the functions of which are performed by our entire board of directors); or

2.

entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire board of directors pre-approves all services provided by our independent auditors.  All of the above services and fees were reviewed and approved by our directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Sadler Gibb & Associates, LLC and believe that the provision of services for activities unrelated to the audit is compatible with maintaining Sadler Gibb & Associates, LLC’s independence.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
(SAY-ON-PAY VOTE)

This year, as required by Section 14A of the Exchange Act, we are providing stockholders the opportunity to advise our Board regarding the compensation of our Named Executive Officers, as such compensation is described in this Proxy Statement, the tabular disclosure regarding such compensation and the accompanying narrative disclosure, beginning on page 4 of this Proxy Statement.  We urge our stockholders to review these disclosures for further insight into our compensation policies.

The goal of our company's executive officer compensation program is to retain and reward highly qualified, talented leaders who create long term stockholder value. The program is designed to align management’s interest with that of stockholders and motivate senior executives to increase our long-term growth and profitability while attempting to minimize risks that could result from compensation decisions. As described in this proxy statement, our board weighs the appropriate mix of compensation elements, including the allocation between cash and equity, for each executive officer to help achieve those objectives. Our Compensation Discussion and Analysis contained in this proxy statement describes our executive compensation program and the decisions made by our board in more detail.

Accordingly, our board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

"RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

As an advisory vote, this proposal is not binding on our board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our board, and, accordingly, our board intends to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

PROPOSAL NO. 4 - ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(SAY-WHEN-ON-PAY VOTE)

Accordingly, our company is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. For the reasons described below, our board recommends that the stockholders select a frequency of three years.

After considering the benefits and consequences of each alternative, our board recommends that the advisory vote on the compensation of our company’s named executive officers be submitted to the stockholders once every three years.

Our board believes that a triennial advisory vote makes sense for our company and its stockholders for the following reasons:

1.

A triennial advisory vote will allow stockholders to better evaluate our executive compensation programs relative to a pattern of performance over time, which is a more appropriate perspective than the short-term approach that an annual vote could encourage. We seek to encourage a long-term focus among our executives by, for example, granting equity awards that vest over long periods and are designed to correlate closely with the creation of long-term stockholder value. In addition, our compensation programs do not change significantly from year to year. We are concerned that annual votes on our executive compensation program could foster a short-term focus and lead to an over-emphasis on the near-term effect of our compensation programs and thus undermine some of our program’s long-term features. We believe that a vote on our compensation by our stockholders every three years will encourage stockholders to take the same long-term approach to our compensation programs taken by our executives and our compensation committee.

2.

A triennial advisory vote will provide us the appropriate time to understand any concerns expressed by our stockholders, thoughtfully evaluate and respond to our stockholders and effectively implement any desired changes to our executive compensation program. As a practical matter, because our critical compensation actions are taken in the first quarter of each fiscal year, any changes to our executive compensation program that were responsive to stockholder concerns would not be fully implemented until the year following the vote, and, as result, would not be disclosed in the compensation tables and reflected in the Compensation Discussion and Analysis section of our proxy statement until the second completed fiscal year following the advisory vote. A triennial advisory vote will permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

3.

An annual advisory vote may frustrate stockholder communication. While an advisory vote on executive compensation may reflect general satisfaction or dissatisfaction with a company’s practices, a dialogue about executive compensation between our stockholders and our board or Compensation Committee members can provide a forum that is more conducive to expressing precise views regarding specific compensation practices. Our board believes that stockholders should not have to wait for a formal vote at an annual meeting. We encourage our stockholders to convey their compensation concerns to us and view the advisory vote as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding executive compensation.

4.

While our board believes that its recommendation is appropriate at this time, stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding stockholder advisory vote on the approval of our executive officer compensation practices should be held every year, every two years, or every three years. The frequency option that receives votes from the holders of at least a majority of shares present or represented and voting at the Meeting will be considered the preferred frequency of future advisory votes on the compensation of our named executive officers by our stockholders. Our board values the opinions of our stockholders in this matter, and, to the extent there is any significant vote in favor of one frequency over the other options, even if fewer than a majority of the votes cast, our board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and not binding on our board or our company in any way, our board may decide that it is in the best interests of our stockholders and our company to hold an advisory vote on executive compensation more or less frequently than the option indicated by our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE THREE YEAR FREQUENCY OF
STOCKHOLDER ADVISORY VOTES ON COMPENSATION
ON PROPOSAL 4.

PROPOSAL NO. 5 - AMENDMENT TO OUR
CORPORATION'S ARTICLES – COMMON SHARES

Our Articles (the "Articles") currently authorize the issuance of 200,000,000 Common Shares, without par value.  On March 25, 2014 our board of directors approved, subject to receiving the approval of a majority of the stockholders of our common stock, an amendment to our Articles to increase our authorized shares to an unlimited number of Common Shares as permissible pursuant to the Business Corporations Act (British Columbia).

Proposal No. 5 is solely to approve the Amendment to our Articles to increase our authorized Common Shares to an unlimited number of Common Shares.

The general purpose and effect of the amendment to our company's Articles is to increase our authorized share capital, which will enhance our company’s ability to finance the development and operation of our business.

Our board of directors approved the amendment to our company's Articles to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders.  Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes.  Increasing the authorized number of Common Shares will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval.  Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders.  We do not currently have any agreements for any transaction that would require the issuance of additional Common Shares.  Our Common Shares carry no pre-emptive rights to purchase additional shares.  The adoption of the amendment to our Articles will not of itself cause any changes in our capital accounts.

The amendment to our company's Articles to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue authorized Common Shares without requiring future stockholders approval of such issuances, except as may be required by applicable law or exchange regulations.  To the extent that additional authorized Common Shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of Common Shares and the subsequent issuance of such Common Shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders.  Shares of authorized and unissued Common Shares could be issued (within limits imposed by applicable law) in one or more transactions.  Any such issuance of additional Common Shares could have the effect of diluting the earnings per share and book value per share of outstanding Common Shares, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences.  We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences.  In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent stockholders.

We do not, as at the date hereof, have any arrangements, agreements, plans or understandings that would require the issuance of additional authorized but unissued common shares that are being approved as a result of this proposal.

Stockholders should note that our company does not have any current plans, intentions, agreements or understandings to issue any Common Shares, that will result if Proposal No. 5 is approved.

Voting Procedure

The Amendments to our Articles will require the approval of stockholders holding at least a majority of our Common Shares entitled to be voted at the Meeting.

If Proposal No. 5 is accepted by the stockholders, the Articles of our company will be amended in substantially the same form as attached Schedule "A", with changes as may be required by the Registrar of Companies.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting.  If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies.  If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/Ahmad Doroudian
Ahmad Doroudian
Director

PROXY CARD

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
NEUROKINE PHARMACEUTICALS INC.
(the "Company")

TO BE HELD AT 400 - 570 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA
ON FRIDAY, JUNE 3, 2014 at 10:00 a.m. (local time)
(the "Meeting")

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints, Ahmad Doroudian, a Director of the Company, or failing this person, Moira Ong, an officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., May 30, 2014 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
a) Dr. Ahmad Doroudian	FOR		WITHHELD
b) Dr. Maziar Badii	FOR		WITHHELD
c) Richard Azani
PROPOSAL 2: To ratify the appointment of Sadler Gibb & Associates, LLC as our company’s independent public accounting firm for the fiscal year ending January 31, 2015	FOR		AGAINST
PROPOSAL 3: Advisory Vote on the compensation of our company's named executive officers	FOR		AGAINST
PROPOSAL 4: Advisory Vote on the frequency of future advisory votes on the compensation of our company's named executive officers	1 Year	2 Years	3 Years
PROPOSAL 5: Amendment to Articles – increase in authorized share capital	FOR		AGAINST

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder.  If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals, with the exception of Proposal 4 for which our board has recommended a vote for 3 Years.

Dated:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such.  If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

3.

A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)

appoint another proxyholder.

5.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this proxy form must be received at the office of Island Stock Transfer by mail or by fax (727-289-0069) no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

NEUROKINE PHARMACEUTICALS INC. c/o Island Stock Transfer 15500 Roosevelt Blvd., Suite 301 Clearwater, FL 33760

Form 11, Notice of Alteration

Telephone: 1 877 526-1526 www.bcregistryservices.gov.bc.ca

DO NOT MAIL THIS FORM to BC Registry Services unless you are instructed to do so by registry staff. The Regulation under the Business Corporations Act requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FOIPPA): Personal information provided on this form is collected, used and disclosed under the authority of the FOIPPA and the Business Corporations Act for the purposes of assessment. Questions regarding the collection, use and disclosure of personal information can be directed to the Executive Coordinator of the BC Registry Services at 1 877 526-1526, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY BC0649186

B NAME OF COMPANY

NEUROKINE PHARMACEUTICALS INC.

C  ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered:

("altered" means create, add to, vary or delete)

[ ] Company Name	[ ] Date of a Resolution or Court Order
(Applies to special rights or restrictions only)
[ ] A translation of company name
[ ] Pre-existing Company Provisions	[X] Authorized Share Structure

D  ALTERATION EFFECTIVE DATE - Choose one of the following:

[X] The alteration is to take effect at the time that this notice is filed with the registrar.

[  ] The alteration is to take effect at 12:01a.m. Pacific Time on  YYY/MM/DD being a date that is not more than ten days after the date of the filing of this notice.

YYYY/ MM / DD

[  ] The alteration is to take effect at

 a.m. or p.m. Pacific Time on

being a date and time that is not more than ten days after the date of the filing of this notice.

E  CHANGE OF COMPANY NAME

The company is to change its name from

to (choose one of the following):

[  ]

 . This name

has been reserved for the company under name reservation number   , or

[  ] a name created by adding "B.C. Ltd." after the incorporation number of the company.

F  TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

Changes: Change the following translation(s) of the company name:

Deletions: Remove the following translation(s) of the company name:

G  PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the Business Corporations Act) Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H  AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?
	THERE IS NO MAXIMUM (x)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (x)	WITH A PAR VALUE OF ($)	Type of Currency	YES (x)	NO (x)
COMMON	X		X				X

CERTIFIED CORRECT - I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY

SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY

YYYY/ MM / DD